UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 16, 2017
(Date of earliest event reported)

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

207-878-2770
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2017 Annual Meeting of Stockholders of ImmuCell Corporation (the Company) was held at the Company’s office at 56 Evergreen Drive, Portland, Maine 04103 on Wednesday, June 14, 2017, at 3:00 p.m. Eastern Time, for the following purposes:

1.	To elect to one-year terms as Directors of the Company the nominees listed in the Company’s Proxy Statement dated April 28, 2017.

2.	To approve a nonbinding advisory resolution on the Company’s executive compensation program.

3.	To approve the Company’s 2017 Stock Option and Incentive Plan.

4.	To ratify the Audit Committee’s selection of RSM US LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2017.

At the Annual Meeting, there were present in person or by proxy 3,521,952 shares of the Company’s common stock, representing 73% of the total outstanding eligible votes. The final voting results for each proposal are as follows:

1.	To elect to one-year terms as Directors of the Company the nominees listed in the Company’s Proxy Statement dated April 28, 2017:

	For	Withheld	Broker non-votes
Michael F. Brigham	1,859,178	34,910	1,627,864
Bobbi Jo Brockmann	1,630,387	263,701	1,627,864
Joseph H. Crabb	1,857,546	36,542	1,627,864
David S. Cunningham	1,142,202	751,886	1,627,864
Linda Rhodes	1,348,653	545,435	1,627,864
Jonathan E. Rothschild	1,347,303	546,785	1,627,864
David S. Tomsche	1,630,309	263,779	1,627,864
Paul R. Wainman	1,346,803	547,285	1,627,864

On the basis of this vote, each of the eight nominees were elected to one-year terms as Directors of the Company.

2	To approve a nonbinding advisory resolution on the Company’s executive compensation program:

For	Against	Abstain	Broker non-votes
1,798,908	49,825	45,355	1,627,864

95% of the shares voting on this item voted in favor. On the basis of this vote, the nonbinding advisory resolution on the Company’s executive compensation plan was approved.

3.	To approve the Company’s 2017 Stock Option and Incentive Plan:

For	Against	Abstain	Broker non-votes
1,796,933	57,864	39,291	1,627,864

95% of the shares voting on this item voted in favor. On the basis of this vote, the 2017 Stock Option and Incentive Plan was approved.

4	To ratify the Audit Committee’s selection of RSM US LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2017:

For	Against	Abstain
2,505,405	1,410	1,015,137

71% of the shares voting on this item voted in favor. On the basis of this vote, the Audit Committee’s selection of RSM US LLP as the Independent Registered Accounting Firm of the Company for the year ending December 31, 2017 was ratified.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2017	IMMUCELL CORPORATION

	By:	/s/ Michael F. Brigham
President, Chief Executive Officer and Principal Financial Officer

3